Employee Benefit Plan	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
LCP Edge Intermediate, Inc. [Member]
Employee Benefit Plan

Note 9 – Employee Benefit Plan

HydraFacial sponsors a defined contribution 401(k) and profit sharing plan that all regular employees are eligible to participate in after one year of service. The Plan is administered by a third-party administrator. Contributions to the plans were $0.2 million and $0.3 million for the three months ended March 31, 2021 and 2020, respectively.

Note 10 – Employee Benefit Plan

HydraFacial sponsors a defined contribution 401(k) and profit sharing plan that all regular employees are eligible to participate in after one year of service. The Plan is administered by a third-party administrator. Contributions to the plans were $0.8 million, $0.9 million and $0.4 million for each of the three years in the period ended December 31, 2020, respectively.